Exhibit 99.1

North American Partners in Anesthesia (NAPA) Acquires American Anesthesiology

From MEDNAX, Inc., to Create One of the Most Comprehensive Anesthesia, Pain

Management, and Perioperative Care Companies in the U.S.

Melville, NY and Fort Lauderdale, FL — May 6, 2020 — North American Partners in Anesthesia (NAPA) and MEDNAX, Inc. (NYSE: MD) today jointly announced the completion of NAPA’s acquisition of American Anesthesiology, a MEDNAX medical group, creating the destination of choice for anesthesia, pain management, and perioperative care in the United States.

NAPA was founded in 1986 by physicians with a mission to seek excellence in patient care and create value for its clinicians and hospital and ambulatory partners. That vision has helped the company grow from coast to coast. American Anesthesiology, founded in 2007, has grown into a leading and dynamic anesthesia partner, providing comprehensive, customized health solutions in a variety of clinical settings, which is well aligned with NAPA’s mission and vision. With this transaction, NAPA will now employ, through its affiliated entities, over 6,000 clinicians and staff who deliver quality anesthesia and pain management services, at more than 500 facilities in 20 states and the District of Columbia, to over three million patients annually.

John F. Di Capua, M.D., Chief Executive Officer of NAPA, said, “In welcoming American Anesthesiology’s clinicians and administrative team members to the NAPA family today, we are solidifying our role as the destination of choice for anesthesia, pain management, and perioperative care in the United States. Importantly, American Anesthesiology shares our commitment to putting patients first, and their clinicians will join us as we focus on delivering exceptional patient outcomes under our clinician-led, single-specialty model. We look forward to learning from, and collaborating with, our new colleagues as we leverage our combined expertise and resources to elevate the industry standard among our patients, clinicians, surgeons and hospital and ambulatory partners.”

“Anesthesiology clinicians are part of the backbone of the healthcare industry, and at no time has that been more evident than during this pandemic crisis,” said Roger J. Medel, M.D., Chief Executive Officer of MEDNAX. “This transaction enables American Anesthesiology to become part of a clinician-led, clinically focused, single-specialty organization dedicated to the provision of high-quality anesthesia, pain management, and perioperative care. At MEDNAX, we will remain focused on the care we provide and the opportunities available for growth in our Pediatrix & Obstetrix and MEDNAX Radiology Solutions medical groups, as well as Surgical Directions.”

Dr. Di Capua concluded, “Our proven best practices from our combined organization, regionally-oriented dyad structure, data driven anesthesia services and innovative technology will all now be able to be deployed on a greater scale. This will enable us to create value for our partners across the country and reinvest in the business to ensure that our clinicians stay at the forefront of anesthesiology to deliver the best patient care.”

Further details of the transaction, including financial terms, can be found in a Current Report on Form 8-K filed by MEDNAX today with the Securities and Exchange Commission.

In connection with this transaction, and in order to facilitate a seamless transition for American Anesthesiology’s clinicians and employees, MEDNAX has agreed to provide certain transition services for up to 18 months.

Advisors

Kirkland & Ellis LLP and Waller Lansden Dortch & Davis, LLP served as legal counsel to NAPA. Barclays is serving as financial advisor and Cleary Gottlieb Steen & Hamilton LLP and DLA Piper LLP (US) are serving as legal counsel to MEDNAX on the transaction.

MEDNAX Earnings Conference Call & Webcast

As previously announced, MEDNAX will release its results from operations for the quarter ended March 31, 2020 the morning of May 7, 2020 before the securities markets open. The Company will host an investor conference call and webcast on Thursday, May 7, 2020 at 10:00 a.m. ET, to discuss both its results from operations and today’s announced transaction. The investor conference call will be webcast and can be accessed at MEDNAX’s website, www.mednax.com/investors.

About NAPA

As a clinician-led organization, North American Partners in Anesthesia is redefining healthcare, delivering unsurpassed excellence to its partners and patients every day. Since its founding by physicians in 1986, NAPA has grown to become one of the nation’s leading single-specialty anesthesia and perioperative management companies, serving more than 3 million patients annually in more than 500 healthcare facilities nationwide. For more information, please visit www.NAPAanesthesia.com.

About MEDNAX

MEDNAX, Inc. is a national health solutions partner comprised of the nation’s leading providers of physician services. Physicians and advanced practitioners practicing as part of MEDNAX are reshaping the delivery of care within their specialties and subspecialties, using evidence-based tools, continuous quality initiatives, consulting services, clinical research and telemedicine to enhance patient outcomes and provide high-quality, cost-effective care. The Company was founded in 1979, and today, through its affiliated professional corporations, MEDNAX provides services through a network of more than 3,000 physicians in all 50 states and Puerto Rico. Additional information is available at www.mednax.com.

NAPA Contacts

Media:

Brian Schaffer / Josh Clarkson

Prosek Partners

bschaffer@prosek.com / jclarkson@prosek.com

212-279-3115

MEDNAX Contacts

Investors:

Charles Lynch

Vice President, Strategy and Investor Relations

954-384-0175, x 5692

charles_lynch@mednax.com

Media:

Andy Brimmer / Jim Golden

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Forward Looking Statements

Certain statements and information in this press release concerning MEDNAX may be deemed to contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements relating to MEDNAX’s objectives, plans and strategies, and all statements, other than statements of historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by MEDNAX’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this press release are made as of the date hereof, and MEDNAX undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in MEDNAX’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well MEDNAX’s current reports on Form 8-K, filed with the Securities and Exchange Commission, and include the impact of the COVID-19 outbreak on MEDNAX and its financial condition and results of operations; the effects of economic conditions on MEDNAX’s business; the effects of the Affordable Care Act and potential changes thereto or a repeal thereof; MEDNAX’s relationships with government-sponsored or funded healthcare programs, including Medicare and Medicaid, and with managed care organizations and commercial health insurance payors; the performance of American Anesthesiology and NAPA subsequent to the closing of the transaction; the timing and contribution of future acquisitions; the effects of share repurchases; and the effects of MEDNAX’s transformation and restructuring initiatives.

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